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                                                                Exhibit 10(z)

                     BOATMEN'S SUPPLEMENTAL RETIREMENT PLAN
                            PARTICIPATION AGREEMENT




     THIS AGREEMENT is made as of August 4, 1993, between Boatmen's

Bancshares, Inc. ("Corporation") and Ike Kalangis ("Participant").

     The Corporation and the Participant mutually agree as follows:

     1.      The Participant has received a copy of the Boatmen's Supplemental

Retirement Plan ("Plan") and has read and understands the Plan.

     2.      By completion of the Agreement, the Participant agrees to comply with the terms of the Plan in all respects.

     3.      All provisions of the Plan are hereby made a part of the

agreement.

     4.      The Following Special provisions are applicable the

Participant's participation in the Plan: Credited service date of July 28,

1992.

     5.      In consideration of my participation under the Boatmen's

Supplemental Retirement Plan, I hereby waive any rights and benefits that I may have under the Sunwest Supplemental Benefit Retirement Plan.



                                  BOATMEN'S BANCSHARES, INC.


                                  By: /s/ ANDREW B. CRAIG, III      8-5-93
                                      -------------------------   ----------
                                                                     Date


                                      /s/ IKE KALANGIS              8-10-93
                                      -------------------------   ----------
                                              Participant            Date